Preferred Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Preferred Stock

12. Preferred Stock

On October 16, 2015, the Company entered into a Preferred Shares Rights Agreement (“Rights Agreement”) with Computershare Trust Company, N.A., as rights agent, in connection with a dividend distribution declared by the Company’s Board of Directors of one right (“Right”) for each outstanding share of common stock, par value $0.001 (“Common Shares”), per common share of the Company to stockholders of record as of the close of business on October 26, 2015 (“Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $0.001 per share (“Preferred Shares”), of the Company at an exercise price of $6.69 per one one-thousandth of a Preferred Share, subject to adjustment.

The Board adopted the Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group that acquires 20% or more of the Common Shares without the approval of the Board. As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board. However, neither the Rights Agreement nor the Rights should interfere with any merger, tender or exchange offer or other business combination approved by the Board.